UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2014

ZOGENIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34962	20-5300780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12400 High Bluff Drive, Suite 650, San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 259-1165

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 7, 2014, Zogenix, Inc. (“Zogenix” or the “Company”) filed a lawsuit in the U.S. District Court in Massachusetts requesting the court to grant a temporary restraining order against execution of the executive order recently announced by Governor Deval Patrick of the Commonwealth of Massachusetts, which prohibits the prescribing and dispensing of the Company’s prescription pain product, Zohydro™ ER (hydrocodone bitartrate) extended-release capsules, that was approved by the U.S. Food and Drug Administration, or the FDA. The lawsuit argues that the executive order is in direct conflict with the authority of the FDA to determine on behalf of the public whether a drug is safe and effective, and to impose the measures necessary to ensure that the drug will be used safely and appropriately.

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Zogenix cautions you that statements included in this Current Report on Form 8-K that are not a description of historical facts are forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “indicates,” “will,” “intends,” “potential,” “suggests,” “assuming” and similar expressions are intended to identify forward-looking statements. These statements are based on the company’s current beliefs and expectations. These forward-looking statements include statements regarding: the legality and appropriateness of the ban of Zohydro ER by executive order of the Governor of Massachusetts. The inclusion of forward-looking statements should not be regarded as a representation by Zogenix that any of its plans will be achieved. Actual results may differ from those set forth in this report due to the risk and uncertainties inherent in Zogenix’s business, including, without limitation: Zogenix may be unsuccessful in the lawsuit seeking a temporary restraining order and may incur significant costs in connection with such lawsuit; and other risks detailed in Zogenix’s public periodic filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Zogenix undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOGENIX, INC.

Date: April 7, 2014	By:	/s/ Ann D. Rhoads
Name: Ann D. Rhoads
Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary